Commitments	9 Months Ended
Jun. 30, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments

9. COMMITMENTS

The Company had entered into an engagement agreement for legal services with a professional law corporation whereby the Company agreed to a retainer on signing of $10,000, with a recurring monthly retainer of $4,000 each month until such time as the agreement is terminated.  The Company recorded the amount of the retainer to accrued expenses which are offset upon receipt of invoices for services rendered. On March 1, 2012, the engagement agreement was terminated and on May 22, 2012 an amount of $13,718 was paid in full and final settlement of the account,

The Company has committed to pay $65,000 in cash under an option agreement to acquire a mineral property as disclosed above in Note 3 – Mineral Property.